                                                                      Exhibit 24


                               POWER OF ATTORNEY

  I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-4 Registration Statement to be filed by Chiquita Brands International, Inc., registering shares of its Capital Stock to be issued in connection with the acquisition of Stokely USA, Inc., and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

  Executed pursuant to the requirements of the Securities Act of 1933, on November 19, 1997 at Cincinnati, Ohio.

                                       /s/ Carl H. Lindner
                                       --------------------
                                       Carl H. Lindner

                               POWER OF ATTORNEY

  I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-4 Registration Statement to be filed by Chiquita Brands International, Inc., registering shares of its Capital Stock to be issued in connection with the acquisition of Stokely USA, Inc., and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

  Executed pursuant to the requirements of the Securities Act of 1933, on November 19, 1997 at Cincinnati, Ohio.

                                       /s/ Keith E. Lindner
                                       --------------------
                                       Keith E. Lindner

                               POWER OF ATTORNEY

  I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-4 Registration Statement to be filed by Chiquita Brands International, Inc., registering shares of its Capital Stock to be issued in connection with the acquisition of Stokely USA, Inc., and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

  Executed pursuant to the requirements of the Securities Act of 1933, on November 17, 1997 at Cincinnati, Ohio.

                                       /s/ Steven G. Warshaw
                                       ---------------------
                                       Steven G. Warshaw

                               POWER OF ATTORNEY

  I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-4 Registration Statement to be filed by Chiquita Brands International, Inc., registering shares of its Capital Stock to be issued in connection with the acquisition of Stokely USA, Inc., and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

  Executed pursuant to the requirements of the Securities Act of 1933, on November 19, 1997 at Cincinnati, Ohio.

                                       /s/ Fred J. Runk
                                       ---------------------
                                       Fred J. Runk

                               POWER OF ATTORNEY

  I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-4 Registration Statement to be filed by Chiquita Brands International, Inc., registering shares of its Capital Stock to be issued in connection with the acquisition of Stokely USA, Inc., and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

  Executed pursuant to the requirements of the Securities Act of 1933, on November 18, 1997 at Cincinnati, Ohio.

                                       /s/ William W. Verity
                                       ---------------------
                                       William W. Verity

                               POWER OF ATTORNEY

  I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-4 Registration Statement to be filed by Chiquita Brands International, Inc., registering shares of its Capital Stock to be issued in connection with the acquisition of Stokely USA, Inc., and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

  Executed pursuant to the requirements of the Securities Act of 1933, on November 19, 1997 at Cincinnati, Ohio.

                                       /s/ Oliver W. Waddell
                                       ---------------------
                                       Oliver W. Waddell